                                  Exhibit 24.1


                               Powers of Attorney

         The undersigned, a director of Oxford Industries, Inc. (the "Company"), does hereby constitute and appoint Thomas C. Chubb III and Mary Margaret Heaton his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and in his name, place and stead, to sign the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934 for the fiscal year ended May 30, 2003 and any Form S-8 filed in connection with the Company's 1997 Stock Option Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact full power and authority to sign such documents on behalf of the undersigned and to make such filings, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.



                                                 /s/ Knowlton J. O'Reilly
                                                 ------------------------
                                                 (Name of Director)


                                                 Date:July 14, 2003

         The undersigned, a director of Oxford Industries, Inc. (the "Company"), does hereby constitute and appoint Thomas C. Chubb III and Mary Margaret Heaton his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and in his name, place and stead, to sign the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934 for the fiscal year ended May 30, 2003 and any Form S-8 filed in connection with the Company's 1997 Stock Option Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact full power and authority to sign such documents on behalf of the undersigned and to make such filings, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.



                                                /s/ Cecil D. Conlee
                                                -------------------
                                                (Name of Director)


                                                Date:    July 14, 2003
                                                     -----------------

         The undersigned, a director of Oxford Industries, Inc. (the "Company"), does hereby constitute and appoint Thomas C. Chubb III and Mary Margaret Heaton his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and in his name, place and stead, to sign the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934 for the fiscal year ended May 30, 2003 and any Form S-8 filed in connection with the Company's 1997 Stock Option Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact full power and authority to sign such documents on behalf of the undersigned and to make such filings, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.



                                                  /s/ Thomas Gallagher
                                                  --------------------
                                                  (Name of Director)


                                                  Date:  July 15, 2003



         The undersigned, a director of Oxford Industries, Inc. (the "Company"), does hereby constitute and appoint Thomas C. Chubb III and Mary Margaret Heaton his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and in his name, place and stead, to sign the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934 for the fiscal year ended May 30, 2003 and any Form S-8 filed in connection with the Company's 1997 Stock Option Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact full power and authority to sign such documents on behalf of the undersigned and to make such filings, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.



                                                /s/ J. Reese Lanier
                                                -------------------
                                                (Name of Director)


                                                Date:    July 23, 2003
                                                     -----------------

         The undersigned, a director of Oxford Industries, Inc. (the "Company"), does hereby constitute and appoint Thomas C. Chubb III and Mary Margaret Heaton his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and in his name, place and stead, to sign the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934 for the fiscal year ended May 30, 2003 and any Form S-8 filed in connection with the Company's 1997 Stock Option Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact full power and authority to sign such documents on behalf of the undersigned and to make such filings, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.



                                                 /s/ Clarence B. Rogers, Jr.
                                                 ---------------------------
                                                 (Name of Director)


                                                 Date:    July 15, 2003
                                                      -----------------



         The undersigned, a director of Oxford Industries, Inc. (the "Company"), does hereby constitute and appoint Thomas C. Chubb III and Mary Margaret Heaton his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and in his name, place and stead, to sign the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934 for the fiscal year ended May 30, 2003 and any Form S-8 filed in connection with the Company's 1997 Stock Option Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact full power and authority to sign such documents on behalf of the undersigned and to make such filings, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.



                                                 /s/ Robert E. Shaw
                                                 ------------------
                                                 (Name of Director)


                                                 Date:    July 17, 2003
                                                      -----------------

         The undersigned, a director of Oxford Industries, Inc. (the "Company"), does hereby constitute and appoint Thomas C. Chubb III and Mary Margaret Heaton his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and in his name, place and stead, to sign the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934 for the fiscal year ended May 30, 2003 and any Form S-8 filed in connection with the Company's 1997 Stock Option Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact full power and authority to sign such documents on behalf of the undersigned and to make such filings, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.



                                                 /s/ Clarence H. Smith
                                                 ---------------------
                                                 (Name of Director)


                                                 Date:    October 6, 2003
                                                      -------------------


         The undersigned, a director of Oxford Industries, Inc. (the "Company"), does hereby constitute and appoint Thomas C. Chubb III and Mary Margaret Heaton her true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for her and in her name, place and stead, to sign the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934 for the fiscal year ended May 30, 2003 and any Form S-8 filed in connection with the Company's 1997 Stock Option Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact full power and authority to sign such documents on behalf of the undersigned and to make such filings, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.



                                                  /s/ Helen B. Weeks
                                                  ------------------
                                                  (Name of Director)


                                                  Date:    August 2, 2003
                                                       ------------------

         The undersigned, a director of Oxford Industries, Inc. (the "Company"), does hereby constitute and appoint Thomas C. Chubb III and Mary Margaret Heaton his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and in his name, place and stead, to sign the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934 for the fiscal year ended May 30, 2003 and any Form S-8 filed in connection with the Company's 1997 Stock Option Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact full power and authority to sign such documents on behalf of the undersigned and to make such filings, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.



                                                 /s/ E. Jenner Wood
                                                 --------------------------
                                                 (Name of Director)


                                                 Date:    July 21, 2003
                                                      -----------------